Supplement Dated October 30, 2013
To The Statement of Additional Information
Dated April 29, 2013

JNL® Strategic Income Fund LLC

On page 38, in the section entitled “Committees of the Board of Managers,” please delete the second paragraph in its entirety and replace it with the following:

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Managers.  Messrs. Bouchard, McLellan, Rybak and Mesdames Engler and Woodworth are members of the Governance Committee.  Mr. Rybak serves as Chair of the Governance Committee.  Mrs. Engler is an ex officio member of the Governance Committee.  The Governance Committee had one meeting this fiscal year.

On page 40, in the section entitled “Manager Compensation,” following the table, please delete the footnote 3 in its entirety and replace it with the following:

3	Ms. Engler is an ex officio member of the Governance Committee. Therefore, she does not receive any compensation as a member of the Governance Committee.

This supplement is dated October 30, 2013.